UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2005

GENEREX BIOTECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25169	98-0178636
(State of Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification
Incorporation)		Number)

33 Harbour Square, Suite 202, Toronto, Ontario Canada	M5J 2G2
(Address of Principal Executive Offices)	(Zip Code)

     Registrant’s telephone number, including area code: (416) 364-2551

                                                  N/A
(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

     On April 5, 2005, the Board of Directors of Generex Biotechnology Corporation (the “Company”) took the following actions with respect to the compensation of officers and directors of the Company:

     The Board of Directors granted stock options to purchase shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), under the Company’s 2001 Stock Option Plan, as amended (the “Plan”), to the following officers and directors of the Company:

Anna E. Gluskin, Chairman of the Board of Directors, President and Chief Executive Officer	250,000 shares
Rose C. Perri, Chief Operating Officer, Chief Financial Officer, Treasurer Secretary and Director	250,000 shares
Mark Fletcher, Executive Vice President and General Counsel	250,000 shares
Dr. Gerald Bernstein, Vice President of Medical Affairs and Director	100,000 shares

The effective date of the grant of all of the above-mentioned options is December 13, 2004, and the exercise price is $0.61 per share, which represents the closing price of the Common Stock on the Nasdaq SmallCap Market on such date. All of the options became exercisable immediately upon grant and expire on December 13, 2009. The option agreements relating to the above-mentioned option grants to Ms. Gluskin, Ms. Perri, Mr. Fletcher and Dr. Bernstein have not yet been executed. The option grant to Dr. Bernstein was made pursuant to the terms of his employment agreement with the Company, dated April 1, 2002, in respect of contract years ending March 31, 2004 and 2005. Pursuant to the terms of his employment agreement, Dr. Bernstein is entitled to receive options to purchase 50,000 shares of Common Stock for each year of employment. A copy of Dr. Bernstein’s April 1, 2002 employment agreement is filed as Exhibit 10.1 to this Report on Form 8-K.

     In addition and in recognition of Company management achievements, the Board of Directors awarded bonuses to certain of its executive officers and directors in the form of stock options to purchase shares of Common Stock under the Plan as follows: Ms. Gluskin – 819,672 shares; Ms. Perri – 409,836 shares; and Mr. Fletcher – 327,869 shares. The exercise price for the foregoing options is $0.001 per share. All of the options became exercisable immediately upon grant and expire on April 4, 2010. The Board of Directors also increased the annual base salaries of certain executive officers effective as of August 1, 2004. Ms. Gluskin’s annual base salary was increased from $350,000 to $425,000; Ms. Perri’s annual base salary was increased from $295,000 to $325,000; and Mr. Fletcher’s annual base salary was increased from $130,000 to $250,000. These are the first salary adjustments for Ms. Gluskin and Ms. Perri since August 1, 2002 and for Mr. Fletcher since April 1, 2003. The Board directed that the payment of any and all unpaid salary amounts to Ms. Gluskin, Ms. Perri and Mr. Fletcher as of April 4, 2005, including all unpaid amounts arising from such retroactive increases and any and all salary amounts foregone by Ms. Gluskin and Ms. Perri, be satisfied by the issuance under the Plan of stock options to purchase shares of Common Stock at the exercise price of $0.001 per share. The number of shares awarded was calculated using the closing price of the Common Stock on the Nasdaq SmallCap Market on April 4, 2005 ($0.56 per share). Accordingly, Ms. Gluskin, Ms. Perri and Mr. Fletcher received options to purchase 301,032, 166,916 and 142,857 shares of Common Stock, respectively, in respect of such retroactive salary adjustments calculated for the period from August 1, 2004 to March 31, 2005 and foregone salary accrued through March 31, 2005. All of the options became exercisable immediately upon grant and expire on April 4, 2010. The option agreements relating to the foregoing option grants to Ms. Gluskin, Ms. Perri and Mr. Fletcher have not yet been executed.

     The Board of Directors also awarded a cash bonus to Dr. Bernstein in the amount of $82,500 that has already been paid through monthly advances against potential cash bonuses pursuant to the terms of his employment agreement, dated April 1, 2002. On April 5, 2005, the Company and Dr. Bernstein also agreed to amend Dr. Bernstein’s employment agreement, which expired on March 31, 2005, as follows: the term was extended for three years until March 31, 2008; Dr. Bernstein’s annual base compensation was increased from $150,000 to $200,000 effective April 1, 2005; and the provision entitling Dr. Bernstein to monthly advances against potential cash bonuses in the amount of $2,500 was deleted as of April 1, 2005. The amendment to Dr. Bernstein’s employment agreement has not yet been finalized and executed.

     The Board of Directors of the Company also awarded each of the Company’s non-employee directors, John P. Barratt, Mindy J. Allport-Settle, Brian T. McGee and Peter G. Amanatides, an option to purchase 100,000 shares of the Company’s Common Stock under the Plan at an exercise price equal to the closing price of the Common Stock on the Nasdaq SmallCap Market as of April 4, 2005 ($0.56 per share). Each such option became exercisable immediately upon grant and will be exercisable until the fifth anniversary of the date of grant. The award agreements for the option grants made to the Company’s non-employee directors have not yet been executed. A form of the option agreement relating to awards under the Plan is included as Exhibit 10.2 to this Report on Form 8-K. A description of the material terms of the Company’s compensation policy for members of its Board of Directors is included as Exhibit 10.3 to this Report on Form 8-K.

Item 9.01.      Financial Statements and Exhibits.

(c)      Exhibits.

10.1	Employment Agreement entered into by Generex Biotechnology Corporation and Dr. Gerald Bernstein, dated April 1, 2002
10.2	Form of Stock Option Agreement for grants to directors of Generex Biotechnology Corporation under the Generex Biotechnology Corporation 2001 Stock Option Plan, as amended
10.3	Summary of Compensation for Members of the Board of Directors of Generex Biotechnology Corporation

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION

Dated: April 11, 2005	By:	/s/ Rose C. Perri

Chief Operating Officer and
Chief Financial Officer
(principal financial officer)

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreement entered into by Generex Biotechnology Corporation and Dr. Gerald Bernstein, dated April 1, 2002
10.2	Form of Stock Option Agreement for grants to directors of Generex Biotechnology Corporation under the Generex Biotechnology Corporation 2001 Stock Option Plan, as amended
10.3	Summary of Compensation for Members of the Board of Directors of Generex Biotechnology Corporation